INLAND

Inland American

REAL ESTATE TRUST, INC.


LOWE'S
REI
TARGET
Kroger

First Quarter 2012 Webcast & Update

May 18, 2012

PERFORMANCE DRIVEN SUSTAINABLE DISTRIBUTIONS

Forward-Looking Statements

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward-looking statements. These risks are outlined more particularly in our annual report on Form 10-K for the year ended December 31, 2011 and any subsequent Quarterly Reports on Form 10-Q to include but are not limited to:

- recent disruptions in the financial markets and current economic conditions could adversely affect our ability to refinance or secure additional debt financing at attractive terms as well as the values of our investments
- there is no assurance that we will be able to continue paying cash distributions or that distributions will increase over time
- funding distributions from sources other than cash flow from operating activities may negatively impact our ability to sustain or pay distributions and will result in us having less cash available for other uses
- there is no public market for our shares, and stockholders may not be able to sell their shares, including through our share repurchase program
- increasing vacancy rates for certain classes of real estate assets resulting from the recent economic downturn and disruption in the financial markets could adversely affect the value of our assets
- we may suffer adverse consequences due to the financial difficulties, bankruptcy or insolvency of our tenants
- our investments in equity and debt securities have materially impacted, and may in the future, materially impact our results
- our borrowings may reduce the funds available for distribution and increase the risk of loss since defaults may cause us to lose the properties securing the loans
- we are subject to conflicts of interest with affiliates of our sponsor, which may affect our acquisition of properties and financial performance
- we rely on our business manager and property managers to manage our business and assets, and pay significant fees to these parties
- if we fail to qualify as a REIT, our operations and distributions to stockholders will be adversely affected

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus which has been filed or registered with appropriate state and federal regulatory agencies. No regulatory agency has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American by the companies. Furthermore, none of these companies are affiliated with Inland American in any manner.

Welcome



Robert Parks
Chairman of the Board
Inland American

Inland American Highlights

- Funds from operations (FFO)
  - Full year 2011 - $0.516 per share
  - 1st qtr. 2012 - $0.125 per share

- Same-store net operating income (NOI)
  - Up 2.4% for the full year 2011
  - Up 1.1% in the 1st qtr. of 2012

Inland American Highlights

- For the full year 2011, we paid $428.7 million or $0.50 a share in distributions all from cash flow from operations and joint venture distributions

- We believe our dividend in 2012 is sustainable

- Some real estate fundamentals are slowly improving

- Acquired 5 new upper upscale lodging assets consisting of 2,300 rooms for $393 million

- On April 24, 2012, we repurchased $24 million of our common stock under the share repurchase program

Inland American Portfolio



Ind/Dist
$1.1B
9%
Apartments
$673M
6%
Student Housing
$215M
2%
Office
$1.9B
17%
TARGET
Marriott
Retail
$4.3B
38%
Lodging
$3.3B
28%

Diversification - Balances Risk Exposure

As of 3/31/12, based on undepreciated core asset values

Geographic Diversification - Balances Risk Exposure

38 States + D.C.



Washington
Oregon
Idaho
Montana
Wyoming
North Dakota
South Dakota
Nebraska
Kansas
Minnesota
Wisconsin
Michigan
Iowa
Illinois
Indiana
Ohio
Missouri
Kentucky
Tennessee
Nevada
Utah
Colorado
California
Arizona
New Mexico
Oklahoma
Texas
Arkansas
Louisiana
Mississippi
Alabama
Georgia
Florida
South Carolina
North Carolina
Virginia
West Virginia
Pennsylvania
New York
New Jersey
Delaware
Washington D.C.
Maine
VT
NH
Conn
R.I.
Up to 2 million sq. ft.
2+ to 5 million sq. ft.
Over 5 million sq. ft.

970 properties across the country

- 49.3 million sq. ft. of retail, office & industrial
- 9,563 multi-family units
- 17,899 hotel rooms

As of 3/31/12

Our 2012 Strategic Business Plan

1. Maintain a solid, conservative balance sheet
   - Manageable debt maturities
   - Well-positioned capital structure to capture near-term acquisition opportunities

2. Produce a sustainable distribution
   - 6.9% annualized yield on $7.22 estimated per share value to over 185,000 stockholders

Our 2012 Strategic Business Plan

3. Refine our high-quality portfolio
   - Sell less strategic assets
   - Acquire quality assets in high performing asset classes or geographic regions

4. Continue to differentiate from our peers to drive occupancy and rents
   - We bring segment expertise to all our properties
   - Outside of our lodging portfolio, we coordinate all property activities including leasing, marketing, maintenance and management, which leads to outstanding customer service and superior tenant relationships
   - Lodging – best-in-class flags manage our hotels and report to a dedicated, specialized group with our business manager with extensive expertise in lodging ownership.

Upper Management Experience



Average Years of Experience in Each Segment
35
30
25
20
15
10
5
-
30
26
20
26
21
Retail
Lodging
Student Housing
Multi-Family
Office & Industrial

Per company calculations

Lodging – Industry Outlook

Limited supply should drive performance to prior peak by 2015

- Steady growth forecasted for RevPAR* in 2012
- Demand/supply gap expanding
- Upper upscale segment should see strong revenue growth

**RevPAR calculated by multiplying a hotel's average daily room rate by its occupancy rate.*

Lodging Portfolio Structure


By Brand
Hilton
HOTELS & RESORTS
37%
Marriott
53%
Other
10%

- 100 Properties – 17,899 rooms
- 27 states


By Class
Midscale
10%
Upper
Upscale
34%
Upscale
57%

Lodging Performance


$130.5
3.5%
$126.0
$38.6
3.9%
$37.1
$140
$120
$100
$80
$60
$40
$20
$-
Same-Store Rev
Same-Store NOI
Q1 2011
Q1 2012

Inland American RevPAR


$86
$80
$78
$90
$80
$70
$60
2009
2010
2011

Recent Lodging Acquisitions


Marriott
Griffin Gate Marriott Resort & Spa – Lexington, KY

- 409 resort-style rooms in the heart of Bluegrass Country with a full-service spa
- 163-acre golf course set among the world-famous equine breeding grounds of KY
- 60,000 square feet of meeting and banquet space

Recent Lodging Acquisitions


Marriott

San Francisco Airport Marriott Waterfront – Burlingame, CA

- 685 guestrooms and over 28,000 square feet of meeting space
- Located within a top five hotel market
- Adjacent to SF International Airport, between SF and Silicon Valley

Recent Lodging Acquisitions

Renaissance Waverly – Atlanta, GA

- 14 floors, 521 rooms and suites
- Located in Cobb/Galleria market of Atlanta
- Directly connected to the Convention Centre
- Complete spa services and amenities
- 60,000 square feet of meeting and banquet space



Recent Lodging Acquisitions

Renaissance Arboretum – Austin, TX

- 10-floor atrium hotel
- 492 rooms and suites
- Located in the Arboretum area of Austin
- 65,000 square feet of meeting and banquet space



Recent Lodging Acquisitions

Hilton St. Louis Downtown

- 195 rooms in an eight-story historic building
- Located in the center of St. Louis
- Within blocks of:
  - The Gateway Arch
  - St. Louis Convention Center
  - Edward Jones Dome
  - Busch Stadium


Hilton

Lodging – 2012 Strategies

- Balance Portfolio
  - Expand ownership of premium branded upper upscale hotels to further enhance our portfolio
  - Look for high barriers-to-entry in top-25 urban markets

- Harvest Positive Fundamentals
  - Industry RevPAR expected to increase 4 – 8% in 2012
  - Historically low supply growth is forecasted
  - Business demand is expected to remain strong in 2012
  - Overall economic growth is vital to continue lodging growth

Student Housing – Industry Outlook

An increasing number of universities are searching for real estate partners to fund and develop properties for their housing needs.

- College enrollment is expected to increase 13% in the next five years
- Percentage of students living on campus = 15%
- Average age of on-campus residence halls = 30 years

Student Housing – Industry Outlook

- Students want the comforts of home, freedom and social atmosphere

- Different needs and requirements vs. other residential properties
  - By-the-bed leasing
  - Utilities included
  - Fully furnished
  - Premium amenities
  - Sustainability
  - Move-ins 1x a year







The University House Brand

- Marketing the lifestyle
- Resident events / Maverick Program
- High expectations are met by operational excellence



Student Housing Properties





- Mixed-Use, high rise student property
- Adjacent to University of Pennsylvania's campus
- Opened in Fall 2008
- $93 million development
- 100% occupied and pre-leased

the radian

Student Housing Properties





- 4 blocks from University of Alabama – Birmingham's campus
- 1, 2, 3, and 4 bedroom configurations
- Master lease agreement with University
- Fully furnished with all utilities included
- Over 96% occupied and pre-leased

UNIVERSITY HOUSE UH 14th STREET

Student Housing Properties

- 6 blocks from University of Florida's campus in Gainesville, Florida
- $44.5 million project
- Opened in Fall 2008
- 98% occupancy and 100% pre-leased for Fall 2012





UNIVERSITY HOUSE UH 13th STREET

Student Housing Developments



- Opening Fall 2012
- 416 units and 995 beds
- Across from University of Central Florida in Orlando
- Project budget = $67 million
- 94% pre-leased





Student Housing Developments

UNIVERSITY HOUSE FULLERTON



- Opening Fall 2013
- Mixed-use, student housing community located one block from California State University - Fullerton
- 350 units, 1,189 beds and 30,000 s.f. of ground floor retail



Student Housing Strategies

- Continue to build the student housing portfolio with assets close to large universities
- Create and strengthen relationships with universities, municipalities and local owners
- Strengthen our University House brand
- Create communities focused on innovative ideas and sustainable practices
- Our developments are specifically built for student housing, which bring benefits and value to the portfolio

Multi-Family Performance for the Quarter



$25.4
5.3%
$24.1
$13.3
7.2%
$12.5
$30
$25
$20
$15
$10
$5
$-
Same-Store Rev
Same-Store NOI
Q1 2011
Q1 2012



Total Occupancy
100%
95%
90%
85%
80%
86%
92%
93%
Q1 2010
Q1 2011
Q1 2012

Retail – Industry Outlook

Retail Fundamentals Starting to Improve Across the Country

- Financially healthy national retail tenants are focused on increasing store count
- Discount retailers are well positioned to serve cost-conscious consumers
- Limited development projected in the near term should help drive rents
- Well-located, necessity-based centers in high demand by tenants

Retail Performance for the Quarter



Lease Rollovers
40%
30%
20%
10%
0%
5.5%
6.3%
9.4%
11.1%
8.8%
2012
2013
2014
2015
2016



$100
$90
$80
$70
$60
$50
$92.7
$91.0
(1.8%)
$68.4
$68.5
0.1%
Same-Store Rev
Same-Store NOI
Q1 2011
Q1 2012



Total Occupancy
100%
97%
94%
91%
88%
92%
94%
94%
Q1 2010
Q1 2011
Q1 2012

Office – Industry Outlook

Changes Taking Place in Office Market Fundamentals

- Office space per employee continues to shrink due to technology
- Secondary & suburban markets still showing a decline – 20% average vacancy rates
- Unemployment rate, despite the recent decline still an obstacle
- Despite the historically low supply, rents still falling

Office Performance for the Quarter


Lease Rollovers
40%
30%
20%
10%
0%
3.2%
6.9%
2.5%
4.2%
26.9%
2012
2013
2014
2015
2016


$50
$45
$40
$35
$30
$25
$44.0
$42.9
(2.5%)
$33.2
$32.5
(2.0%)
Same-Store Rev
Same-Store NOI
Q1 2011
Q1 2012


Total Occupancy
100%
97%
94%
91%
88%
93%
94%
92%
Q1 2010
Q1 2011
Q1 2012

Industrial – Industry Outlook

Gateway Markets Have Been the First to Recover, but Other Regions are Still Struggling

- New supply remains in check
- Occupancy has improved over the last 2 years, but at the expense of rental rates
- New property technologies creating obsolescence for older properties
- Small manufacturing continues to be outsourced

Industrial Performance for the Quarter


Lease Rollovers
40%
30%
20%
10%
0%
4.3%
8.6%
3.0%
7.5%
9.5%
2012
2013
2014
2015
2016


$40
$30
$20
$10
$-
$23.0
$22.8
(1.0%)
$20.9
$21.0
0.4%
Same-Store Rev
Same-Store NOI
Q1 2011
Q1 2012


Total Occupancy
100%
97%
94%
91%
88%
95%
92%
91%
Q1 2010
Q1 2011
Q1 2012

Condensed Balance Sheet

		3/31/2012	12/31/2011
Investment properties	$	11,148,437	10,728,081
Less accumulated depreciation		(1,385,531)	(1,301,899)
Net investment properties		9,762,906	9,426,182
Cash and restricted cash		262,389	316,607
Investment in marketable securities		318,738	289,365
Investment in unconsolidated entities		305,986	316,711
Other assets		552,914	570,325
Total assets	$	11,202,933	10,919,190
Mortgages, notes and margins payable	$	6,259,922	5,902,712
Mortgage loan to total asset ratio		56%	54%
Weighted average interest rate (per annum)		5.2%	5.2%

Debt Maturities



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
in Millions
Fixed
Variable
$402M
$1.0B
$607M
$578M
$786M
2012
2013
2014
2015
2016

% of Total Debt as of 03/31/12	2012	2013	2014	2015	2016
	6.6%	16.5%	9.9%	9.4%	12.8%

FFO & NOI Breakdown

	Three Months Ended			
	2012		2011	
Funds from operations	$	109,317	$	94,396
FFO per share	*$*	*0.125*	*$*	*0.111*

FFO per share Guidance for 2012 - $0.50 to $0.51

Segment NOI	Three Months Ended 2012		2011		
Retail		74,746		67,460	10.8%
Lodging		43,073		37,407	15.1%
Office		33,130		33,669	-1.6%
Industrial		21,971		20,699	6.1%
MultiFamily		13,990		12,763	9.6%
Net Operating Income	**$**	**186,910**	**$**	**171,998**	8.7%

Same Store NOI	Three Months Ended 2012		2011		
Retail		68,502		68,402	0.1%
Lodging		38,570		37,105	3.9%
Office		32,506		33,179	-2.0%
Industrial		20,964		20,880	0.4%
MultiFamily		13,348		12,455	7.2%
Net Operating Income	**$**	**173,890**	**$**	**172,021**	1.1%

Shareholder Liquidity

- The timing will be determined by market conditions that are favorable for execution
- We believe optimal long-term liquidity for our stockholders will be achieved by executing business strategies for each segment
- We are positioning each segment for potential listing, merger or portfolio sales in the future
- Our short to medium-term strategy is to improve the overall quality and position of these segments for long-term growth through selective asset sales
- We anticipate selective acquisitions in the retail, lodging and student housing segments

Key Points & Themes to Remember

- Our overall cash flow and operating performance continues to improve

- Lodging & multi-family will drive our results in 2012

- We believe we have a solid and achievable business strategy for the year, which we have already started to execute

- Our debt maturities and capital structure are stable and should allow us to execute our business strategies

- We remain confident in the sustainability of our distributions for 2012.

- We have dedicated and capable management teams with expertise in each segment.

Inland American

REAL ESTATE TRUST, INC.


LOWE'S
REI
Kroger
TARGET

Q&A Session

May 18, 2012

PERFORMANCE DRIVEN SUSTAINABLE DISTRIBUTIONS

GAAP Reconciliation Slide

in '000s	Three months ended		Twelve months ended
	3/31/2012	3/31/2011	12/31/2011
Net loss	(30,210)	(52,403)	(309,545)
Net (income) loss of noncontrolling interests	(73)	(2,224)	(6,708)
Net income (loss) attributable to Company	(30,283)	(54,627)	(316,253)
Add:			
Depreciation and amortization related to investment properties and investment in unconsolidated entities	124,971	121,056	500,908
Provision for Asset Impairment reflected in continuing and discontinued operations	10,429	27,967	163,641
Impairment / (Gain) of investment in unconsolidated entities, net	4,200	-	106,076
Impairment / (Gain) of investment property reflected in equity in earnings of unconsolidated entities, net			5,598
Less:			
Gains from property sales and transfer of assets			16,510
Funds from operations	109,317	94,396	443,460
Weighted Average Shares Outstanding	872,886,566	849,843,349	858,637,707